UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RANGE CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO SHAREHOLDERS OF

RANGE CAPITAL ACQUISITION CORP.

44 Main Street

Cold Spring Harbor

New York 11724

Dear Shareholders of Range Capital Acquisition Corp.:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Range Capital Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. (Eastern Time) on June 18, 2026 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd Suite 1000, McLean, Virginia 22012. The accompanying proxy statement (the “Proxy Statement”) is dated May 5, 2026, and is first being mailed to shareholders of the Company on or about May 6, 2026. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to amend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the ordinary shares of the Company, par value $0.0001 per share (the “ordinary shares”) included as part of the units sold in the Company’s initial public offering (such ordinary shares, the “Public Shares”) that was consummated on December 23, 2024 (the “IPO”), to 24 months from the closing of the IPO (the “Amended Date”), or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Amendment”).

Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Proposals are more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the Proposals in the accompanying Proxy Statement before you vote.

The purpose of the Extension Amendment is to allow us more time to complete an initial business combination. The Articles currently provide that we have until June 23, 2026, the date that is 18 months from the consummation of our initial public offering, or such earlier date as may be determined by our board, to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek a modification of such language and have our shareholders approve the Extension Amendment Proposal to extend the date by which the Company must consummate a business transaction from 18 months to 24 months after the IPO (December 23, 2026), or such earlier date as may be determined by our board.

We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or implement the Amendment. In the event the Extraordinary General Meeting is cancelled, and a business combination is not consummated prior to June 23, 2026, we will dissolve and liquidate in accordance with the Articles.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Amendment, Public Shareholders will be entitled to elect that their Public Shares be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by holders of Public Shares (the “Public Shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public Shareholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the time of the Election. If the Extension Amendment Proposal is approved and the Amendment is implemented, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Amendment is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination, in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.

We are not asking you to vote on any proposed business combination at this time. In connection with any proposed business combination, we intend to file a separate definitive proxy statement/prospectus pursuant to which we will seek approval of such business combination, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by June 23, 2026 we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (as defined in the Articles). We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.

Based upon the amount in the Trust Account as of May 1, 2026, which was approximately $121,936,241.23, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.60 at the time of the Extraordinary General Meeting (before deduction of taxes payable, if any). The closing price of the Public Shares on the Nasdaq Capital Market (“NASDAQ”) on May 1, 2026, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $10.82. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 16, 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THE PROXY STATEMENT.

The Adjournment Proposal, if adopted, will allow our board an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of our founder shares (the “Founder Shares”), will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

Our board has fixed the close of business on April 27, 2026 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Proposals including, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning each of the Proposals and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

The Company reserves the right at any time to cancel the Extraordinary General Meeting (by means of adjourning the Extraordinary General Meeting sine die) and not to submit to its shareholders any of the Proposals.

By Order of the Board of Directors of Range Capital Acquisition Corp.

/s/ Tim Rotolo

Tim Rotolo

Chairman and Chief Executive Officer

(Principal Executive Officer)

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted but will otherwise not have any effect on whether the Proposals are approved. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on June 18, 2026: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/rangecapspac/2026.

RANGE CAPITAL ACQUISITION CORP.

44 Main Street

Cold Spring Harbor

New York 11724

NOTICE OF AN EXTRAORDINARY GENERAL MEETING

OF SPRING VALLEY ACQUISITION CORP. II

TO BE HELD ON JUNE 18, 2026

The extraordinary general meeting (the “Extraordinary General Meeting”) of Range Capital Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. (Eastern Time) on June 18, 2026 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd Suite 1000, McLean, Virginia 22012. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to amend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the ordinary shares of the Company, par value $0.0001 per share (the “ordinary shares”) included as part of the units sold in the Company’s initial public offering (such ordinary shares, the “Public Shares”) that was consummated on December 23, 2024 (the “IPO”), to 24 months from the closing of the IPO (the “Amended Date”), or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Amendment”); and

Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment is to allow us more time to consummate a business combination. The Articles currently provide that we have until June 23, 2026, the date that is 18 months from the consummation of our initial public offering, or such later date as our board may approve in accordance with the Articles to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek a modification of such language and have our shareholders approve the Extension Amendment Proposal to allow the board to extend the date by which the Company has to consummate a business combination from June 23, 2026 to December 23, 2026, or such earlier date as may be determined by the board of directors if our board determines such to be in the best interests of our shareholders. Without the Amendment, we would be required to liquidate on June 23, 2026 to liquidate, even if the board is actively pursuing a business combination. Accordingly, our board believes that obtaining the Amendment will ensure the board is able to act in the best interests of our shareholders.

In connection with the Extension Amendment Proposal, and contingent upon the effectiveness of the implementation of the Amendment, Public Shareholders will be entitled to elect that their Public Shares be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by holders of Public Shares (the “Public Shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public Shareholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the deadline specified to make the Election. If the Extension Amendment Proposal is approved and the Amendment is implemented, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Amendment is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination, in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.

We are not asking you to vote on any proposed business combination at this time. In connection with any proposed business combination, we intend to file a separate definitive proxy statement/prospectus pursuant to which we will seek approval of such business combination, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by June 23, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (as defined in the Articles). We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $121,936,241.23 that was in the Trust Account as of May 1, 2026. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not complete our initial business combination by June 23, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (as defined in the Articles).

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Based upon the amount in the Trust Account as of May 1, 2026, which was approximately $121,936,241.23, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.60 at the time of the Extraordinary General Meeting (before deduction of taxes payable, if any). The closing price of the Public Shares on NASDAQ on May 1, 2026 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.82. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

Our board has fixed the close of business on April 27, 2026 (the “record date”) as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 16,037,500 ordinary shares outstanding. The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all of their Founder Shares in favor of each of the Proposals.

This Proxy Statement contains important information about the Extraordinary General Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $15,000. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated May 5, 2026 and is first being mailed to shareholders on or about May 6, 2026.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward- looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward- looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2026, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward — Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the Annex to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:

We are a blank check company incorporated on July 24, 2024 as a Cayman Islands exempted company for the purpose of effecting an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses. On December 23, 2024, we consummated the IPO of our units (the “units”), each unit consisting of one ordinary share and one right entitling the holder thereof to receive one-tenth of one ordinary share upon the completion of our initial business combination. Simultaneously with the closing of the IPO, we consummated the sale of 400,000 private placement units at a price of $10.00 per unit in a private placement to Range Capital Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and EarlyBirdCapital, Inc., the representative of the underwriters in the Initial Public Offering (“EBC”), generating gross proceeds of $4,000,000. On December 31, 2024, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 1,500,000 additional units at $10.00 per unit upon the closing of the over-allotment option, generating gross proceeds of $15,000,000. Simultaneously with the closing of the over-allotment option on January 3, 2025, we consummated the private placement of an aggregate of 37,500 private placement units to the Sponsor and EBC at a price of $10.00 per unit, generating gross proceeds of $375,000.

Following the closings of the Initial Public Offering on December 23, 2024 and the over-allotment on January 3, 2025, an aggregate amount of $115,575,000 ($10.05 per unit) from the net proceeds of the sale of the public units, and a portion of the net proceeds from the sale of the private placement units, was placed in the trust account (the “Trust Account”) and held in demand deposit or cash accounts or invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a business combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders.

Like many blank check companies, our Articles provide for the return of the funds held in the Trust Account to our Public Shareholders if we do not consummate a business combination on or before a certain date (in our case, June 23, 2026). Our board has determined that it is in the best interests of the Company to amend the Articles to revise the date we have to consummate a business combination to 24 months from the closing of the IPO, or such earlier date as is determined by our board, in its sole discretion, in order to allow us and our board to evaluate, negotiate and enter into an initial business combination, and subsequently to allow our shareholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon at the Extraordinary General Meeting.

Q:	What is being voted on?

A:	You are being asked to vote on:

•

Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, our Articles to revise the date by which the Company must (1) consummate a business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on December 23, 2024 to 24 months from the closing of the IPO, or such earlier date as is determined by our board, in its sole discretion, to be in the best interests of the Company; and

•

Proposal No. 2 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

We are not asking you to vote on any proposed business combination at this time. In connection with any proposed business combination, we intend to file a separate definitive proxy statement/prospectus pursuant to which we will seek approval of the Transaction, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by June 23, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law (as defined in the Articles). We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Amended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $121,936,241.23 that was in the Trust Account as of May 1, 2026. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by June 23, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:

Our Articles provide for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before June 23, 2026. The purpose of the Extension is to provide the Company more time to complete a business combination, which the Board believes is in the best interests of our shareholders.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Our Articles currently provide that we have until June 23, 2026 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before June 23, 2026, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per- share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would extend the date by which the Company must undergo a business combination or liquidate from June 23, 2026 to December 23, 2026, giving us more flexibility to act in the best interests of our shareholders. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination, in the future and the right to redeem your Public Shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:

Other than the Amendment, as of the date of this Proxy Statement, we do not anticipate seeking any further amendments that would extend the date we are required to liquidate the Trust Account, although we may determine to do so in the future, if necessary.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to approve an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor owns 3,708,333 Founder Shares, representing 23.1% of our issued and outstanding ordinary shares. Certain of our directors and advisors collectively own 125,000 Founder Shares.

The Founder Shares carry voting rights in connection with each of the Proposals, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of each of the Proposals.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting.

However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals.

Q:	What vote is required to approve the Proposals presented at the Extraordinary General Meeting?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Proposals?

A:	If you do not want a Proposal to be approved, you must vote “AGAINST” the Proposal.

If the Extension Amendment Proposal is approved and the Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:	What happens if the Extension Amendment Proposal is not approved or the Amendment is not implemented?

A:

If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we do not consummate our initial business combination by June 23, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, we will continue our efforts to enter into and complete an initial business combination, until the Amended Date or such earlier date as determined by the board, in its sole discretion.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective at the conclusion of the Extraordinary General Meeting. We will remain a reporting company under the Exchange Act and our units, Public Shares and rights will remain publicly traded.

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to the Amended Date if it determines, in its sole discretion, it would be in the best interests of the Company to do so.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Amended Date, or such earlier date as determined by the board, in its sole discretion, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Q:	What happens to the Company rights if the Extension Amendment Proposal is not approved or the Amendment is not implemented?

A:

If the Extension Amendment Proposal is not approved or the Amendment is not implemented and we have not consummated a business combination by June 23, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Q:	What happens to the Company rights if the Extension Amendment Proposal is approved?

A:

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us until the earlier of the Amended Date or such earlier date as determined by the board, in its sole discretion.

The Company’s rights will remain outstanding and will entitle the holder thereof to receive one-tenth (1/10) of one ordinary share upon the consummation of an initial business combination. If the Company is unable to complete an initial business combination by the Amended Date, or such earlier date as determined by the board, in its sole discretion, and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights, and the rights will expire worthless. No fractional shares will be issued upon conversion of any rights.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:

Unless you elect to redeem your shares at this time as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:	How do I change my vote?

A:

You may change your vote by sending a later-dated, signed proxy card to our Chief Executive Officer at Range Capital Acquisition Corp., 44 Main Street, Cold Spring Harbor, New York 11724, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the

Extraordinary General Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

Shareholders who attend the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of ordinary shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting. The presence, in person or by proxy or by duly authorized representative, at the Extraordinary General Meeting of the holders of a majority of all issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting shall constitute a quorum for the Extraordinary General Meeting.

At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each Proposal is approved, and the ordinary shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the Proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the voting power of all then outstanding ordinary shares are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 8,018,751 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Because all of the Proposals to be voted on at the Extraordinary General Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Extraordinary General Meeting.

Q:	Who can vote at the Extraordinary General Meeting?

A:

Only holders of record of our ordinary shares at the close of business on April 27, 2026 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 16,037,500 ordinary shares were outstanding and entitled to vote at the Extraordinary General Meeting.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the board recommend voting for the Proposals?

A:

Yes. After careful consideration of the terms and conditions of the Proposals, our board has determined that the Proposals including, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Proposals including, if presented, the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of our Founder Shares and rights that may become convertible in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Our Sponsor, Directors and Officers.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Proposals?

A:	No. There are no dissenters’ or appraisal rights available to our shareholders in connection with the Extension Amendment Proposal.

Q:	What do I need to do now?

A:

We urge you to carefully read and consider the information contained in this Proxy Statement, including the Annex hereto, and to consider how the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:	If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my Public Shares?

A:

Each of our Public Shareholders may submit an Election that, if the Amendment is implemented, such Public Shareholder elects to redeem all or a portion of its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion.

In order to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/ Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your Public Shares in the manner described above prior to 5:00 p.m. Eastern Time on June 16, 2026 (two business days prior to the date of the Extraordinary General Meeting).

Q:	How do I withdraw my election to redeem my Public Shares?

A:

If you tendered your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $15,000. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Sodali & Co.

333 Ludlow Street

5th Floor, South Tower

Samford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

If you have questions regarding the certification of your position or tendering your Public Shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004 Attention:

SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 25, 2026, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Amendment will enable us to complete an initial business combination.

Approving the Amendment involves a number of risks. Even if the Amendment is approved, the Company can provide no assurances that an initial business combination, will be consummated prior to the Amended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Amendment is approved, the Company expects to seek shareholder approval of the initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the initial business combination. Even if the Amendment or the initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Amendment and the initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our Public Shareholders to exercise redemption rights with respect to a large number of our ordinary shares may adversely affect the liquidity of our securities.

A Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s ordinary shares for cash. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our ordinary shares may adversely affect the liquidity of our ordinary shares. As a result, you may be unable to sell your ordinary shares even if the market price per share is higher than the per-share redemption price paid to holders of Public Shares who elect to redeem their ordinary shares.

The timing of, or our ability to complete, the an initial business combination may be affected by the regulatory process of The Committee on Foreign Investment in the United States (“CFIUS” or “the Committee”).

CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is authorized to require foreign investors to make mandatory filings to the Committee or to self-initiate national security reviews of certain foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. With respect to transactions that CFIUS believes present unresolved national security concerns, CFIUS has the authority to suspend transactions, impose mitigation measures, and/or recommend that the U.S. president block pending transactions or order divestitures of completed transactions when national security concerns cannot be mitigated. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, whether the target company is a U.S. business, the level of beneficial ownership and voting interests acquired by foreign persons, and the nature of any information, control or governance rights received by foreign persons. For example, any investment that results in “control” of a U.S. business by a foreign person is within CFIUS’s jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations now includes investments that do not result in control of a U.S. business by a foreign person but that afford foreign persons certain information or governance rights in a “TID U.S. business,” which is a U.S. business that:

(1)	produces, designs, tests, manufactures, fabricates, or develops “critical technologies”;

(2)	owns or operates certain “critical infrastructure”; and/or

(3)	maintains or collects “sensitive personal data.”

While we are a Cayman Islands exempted company, each of Eagle and New Eagle is a Nevada corporation and, following the Transaction, the combined company will be a Nevada corporation, and our sponsor is a Delaware limited liability company. Neither our sponsor nor anyone or any other entity associated with or otherwise involved in the Transaction is, is controlled by, or has substantial ties with a non-U.S. person. However, CFIUS has broad discretion to interpret its regulations, and we cannot predict whether CFIUS may nevertheless seek to review the Transaction or any other initial business combination we may seek to consummate if we are unable to complete the Transaction. If CFIUS were to determine that a transaction or any portion thereof is within its jurisdiction, it may ask the parties to submit a filing with respect to the transaction. A CFIUS review of the transaction could delay the completion of the transaction, result in extended negotiations with the Committee or expand the timelines for Committee review or result in some form of mitigation measures that could impact the transaction. If CFIUS identifies unresolved national security concerns as part of that review, CFIUS could impose conditions with respect to the transaction as a predicate to clearing the transaction, recommend that the U.S. president prohibit the transaction, or if the closing has occurred, recommend that the U.S. president order non-U.S. shareholders to divest all or a portion of the shares of the combined company’s stock acquired by them without first obtaining CFIUS approval. No assurance can be given that any of the foregoing actions will not be taken by CFIUS.

Should CFIUS decide to reach out to the parties to initiate a review of the Transaction (or any other initial business combination), the time necessary for CFIUS review of the transaction may delay the completion of the transaction. Furthermore, there is no guarantee that CFIUS will not render a decision to impose conditions on the transaction or prevent the consummation of the transaction altogether. These risks may limit the attractiveness of, and/or delay or prevent the Company from pursuing the transaction.

If the Company is unable to consummate the Transaction (or another initial business combination) within the applicable time period, it will be required to wind up, redeem and liquidate. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a transaction. Additionally, there will be no redemption rights or liquidating distributions with respect to the Company’s rights, which will expire worthless in the event of our winding up.

BACKGROUND

We are a blank check company incorporated on July 24, 2024 as a Cayman Islands exempted company for the purpose of effecting an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses.

On December 23, 2024, we consummated the IPO of our units (the “units”), with each unit consisting of one ordinary share and one right entitling the holder thereof to receive one-tenth of one ordinary share upon the completion of our initial business combination. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 400,000 private placement units at a price of $10.00 per unit in a private placement to Range Capital Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and EarlyBirdCapital, Inc., the representative of the underwriters in the Initial Public Offering (“EBC”), generating gross proceeds of $4,000,000. On December 31, 2024, the underwriters notified the Company of their exercise of the over-allotment option in full and purchased 1,500,000 additional units at $10.00 per unit upon the closing of the over-allotment option, generating gross proceeds of $15,000,000. Simultaneously with the closing of the over-allotment option on January 3, 2025, we consummated the private placement of an aggregate of 37,500 private placement units to the Sponsor and EBC at a price of $10.00 per unit, generating gross proceeds of $375,000

Following the closings of the Initial Public Offering on December 23, 2024 and the over-allotment on January 3, 2025, an aggregate amount of $115,575,000 ($10.05 per unit) from the net proceeds of the sale of the public units, and a portion of the net proceeds from the sale of the private placement units, was placed in the trust account (the “Trust Account”) and held in demand deposit or cash accounts or invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a business combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders.

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of Founder Shares and rights that may become convertible in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 16,037,500 ordinary shares outstanding We have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all their Founder Shares in favor of each of the Proposals.

Our principal executive offices are located at 44 Main Street, Cold Spring Harbor, New York 11724 and our telephone number is (613) 246-0360.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Articles to amend the date by which we have to complete a business combination to the Amended Date or such earlier date as determined by the board, in its sole discretion.

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by June 23, 2026, we will: (1) cease all operations except for the purpose of winding up;

(2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

The purpose of the Extension Amendment is to allow us more flexibility in our pursuit of a business combination, which our board believes is in the best interests of our shareholders and the Company. The Articles currently provide that we have until June 23, 2026, the date that is 18 months from the consummation of our initial public offering, or such later date as our board may approve in accordance with the Articles to complete our initial business combination. The Extension Amendment Proposal would extend the date by which the Company must undergo a business combination or liquidate from June 23, 2026 to December 23, 2026, giving us more flexibility to act in the best interests of our shareholders. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Public Shares in connection with such initial business combination.

Reasons for the Extension Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before June 23, 2026, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Corporation to pay its franchise and income taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and then outstanding Public Shares.

The purpose of the Extension Amendment is to allow us more time to complete an initial business combination. The Articles currently provide that we have until June 23, 2026, the date that is 18 months from the consummation of our initial public offering, or such earlier date as our board may determine.

Our board has determined that it is in the best interests of the Company to extend this deadline to a date that is 24 months from the consummation of our initial public offering (December 23, 2026), or such earlier date as our board may determine. The board currently believes that there will not be sufficient time before June 23, 2026 to complete the Transaction or another business combination. The purpose of the Amendment is to provide the Company more time to complete the Transaction and a business combination, which the board believes is in the best interests of our shareholders.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by June 23, 2026, we will: (1) cease all operations except for the purpose of winding up;

(2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, we will ensure that all filings required to be made with the Registrar of Companies of the Cayman Islands are made in connection with the Amendment amend the time the Company has to complete a business combination until the Amended Date or such earlier date as determined by the board, in its sole discretion. We will then continue to attempt to consummate a business combination until the Amended Date unless the board, in its sole discretion, determines that an earlier liquidation is in the best interests of the Company and our shareholders. We will remain a reporting company under the Exchange Act, and our units, Public Shares, and rights will remain publicly traded.

If the Extension Amendment Proposal is approved and the Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $121,936,241.23 that was in the Trust Account as of May 1, 2026. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by June 23, 2026, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.05 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

Redemption Rights

Each of our Public Shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal, and the implementation of the Amendment, redeem all or a portion of its, his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Amended Date or such earlier date as determined by the board, in its sole discretion.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 16, 2026 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR,

NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@ CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THIS PROXY STATEMENT.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decisions than those shareholders that tender their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tender your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of May 1, 2026, which was approximately $121,936,241.23 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.60 at the time of the Extraordinary General Meeting (before deduction of taxes payable, if any). The closing price of the Public Shares on NASDAQ on May 1, 2026 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.82. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a Public Shareholder who tenders Public Shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

The Board’s Recommendation for the Extension Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such Proposal.

Our Articles currently provide that we have until June 23, 2026 to complete our initial business combination under its terms. Our Articles further provides that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before June 23, 2026, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. Our board believes that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

We believe that it is in the best interests of our shareholders to amend the date that we have to complete a business combination to the Amended Date, or such earlier date as determined by the board, in its sole discretion, in order to allow us the flexibility to allow the board, in its sole discretion, to elect to wind up the Company at a date earlier than the Amended Date if the board determines such action to be in the best interests of our shareholders.

After careful consideration of all relevant factors, our board determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

Resolution

The full text of the resolution to be voted upon is as follows: “RESOLVED,

as a special resolution that:

a) the first sentence of Article 187 (a) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 187 (a):

“either (i) the Company does not consummate a Business Combination within 24 months after the date of the closing of the IPO, or such earlier time as the Board of Directors may approve, or such later time as the Shareholders may approve in accordance with these Articles or:”

b) the first sentence of Article 187 (b) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 187 (a):

“any amendment to these Articles is made (i) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with an initial Business Combination or the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 24 months after the date of the closing of the IPO, or:”

Recommendation of the Board

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals. In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to approve an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting.

If you do not want the Adjournment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) and Non-U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion assumes that the Public Shares and Public Rights are treated as separate instruments for U.S. federal income tax purposes. Accordingly, the separation of units into the Public Shares and Public Rights underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the units (including alternative characterizations of the units).

This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as estate or gift taxes, the alternative minimum tax, nor does it address any aspects of U.S. state or local or non-U.S. taxation.

This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

•	Our initial shareholders;

•	banks, financial institutions, or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	S-corporations;

•	Governments or agencies or instrumentalities thereof;

•	Insurance companies;

•	Regulated investment companies;

•	Real estate investment trusts;

•	Expatriates or former long-term residents of the United States;

•	Persons that actually or constructively own five percent or more of our shares;

•	Persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

In addition, this discussion is limited to investors who or that hold our securities as capital assets for U.S. federal income tax purposes (generally, property held for investment) under the Code.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding our securities and partners in such partnerships should consult their own tax advisors.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR PUBLIC SHARES CONTEMPLATING THE EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders (as defined below) of our Public Shares that elect to have their shares of the Company redeemed for cash if the Extension is implemented (a “Redeeming U.S. Holder”).

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our securities who or that is, for U.S. federal income tax purposes:

•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we will likely be), then the tax consequences of the redemption will be as described in that discussion.

Subject to the preceding, the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares who or that exercises their redemption rights will depend on whether the redemption qualifies as a sale or exchange of the Public Shares under Section 302 of the Code (rather than as a corporate distribution). Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total amount of shares in the Company treated as held by the Redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the Redeemed U.S. Holder as a result of owning rights) relative to all of the shares of the Company outstanding before and after the redemption. A Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our rights). There will be a complete termination of a Redeeming U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by such Redeeming U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the Redeeming U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning rights). A Redeeming U.S. Holder’s adjusted tax basis in its Public Shares generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share) less any prior distributions treated as a return of capital.

Such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is unclear, however, whether the redemption rights associated with our shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, it is possible that the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

The redemption of Public Shares generally will be treated as a sale or exchange of the Public Shares (rather than as a corporate distribution) if, within the meaning of Section 302 of the Code, such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also any shares such U.S. Holder has a right to acquire by exercise of an option, (which generally would include shares which could be acquired upon the automatic conversion of the rights), and in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the redemption tests described above are satisfied, the redemption will be treated as a distribution with respect to the shares, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution under Section 301 of the Code. If you are a corporate U.S. Holder, the amount treated as a dividend paid by us will be taxable to you at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. If the redemption is treated as a corporate distribution under Section 301 of the Code, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. With respect to non-corporate Redeeming U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if the Public Shares are readily tradable on an established securities market in the United States and we are not treated as a PFIC in the taxable year in which the dividend was paid or the preceding taxable year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for each of our prior taxable years, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the preferential tax rate on qualified dividend income.

Any distribution in excess of our current or accumulated earnings and profits will constitute a non-taxable return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s shares remaining Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in the rights or possibly in other shares constructively owned by it.

As these rules are complex, U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts are subject to a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation, such as the Company, will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have been a PFIC for each of our prior taxable years. Our PFIC status for our current taxable year beginning January 1, 2026, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or rights and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or rights (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:

•	any gain or “excess distribution” will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or rights;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

An additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its rights to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than upon exercise or conversion of such rights), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that exercises such rights, or where such rights have been converted, properly makes a QEF election with respect to the newly acquired shares

(or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our rights. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year generally will apply for subsequent years to a Redeeming U.S. Holder who held shares or rights while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect of its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of income previously included as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our rights.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including NASDAQ, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or rights should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our securities who or that elect to have their Public Shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders”). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the redemption unless:

•	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•

such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a dividend rather than a sale, such dividend will not be subject to United States federal income tax, unless the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Dividend payments with respect to our shares and proceeds from the sale, exchange or redemption of our securities may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Redeeming Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting will be held at 10:00 a.m. (Eastern Time) on June 18, 2026 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Blvd Suite 1000, McLean, Virginia 22012. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the Proposals.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on April 27, 2026, the record date for the Extraordinary General Meeting. You will have one vote per Proposal for each ordinary share you owned at that time. The Company rights do not carry voting rights.

Votes Required. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 16,037,500 ordinary shares outstanding. The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all their Founder Shares in favor of each of the Proposals.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such Proposal. If the Extension Amendment Proposal is approved and the related amendments implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our board on the Proposals being presented to shareholders at the Extraordinary General Meeting. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting. You may contact Sodali at:

Sodali & Co.

333 Ludlow Street

5th Floor,

South Tower

Samford, CT

06902

Individuals call toll-free (800) 662-5200

Banks and brokers call

(203) 658-9400

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the ordinary shares, voting as a single class, who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and, being entitled to do so, vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Extraordinary General Meeting.

If the Extension Amendment Proposal is not approved or not implemented and we do not consummate our initial business combination by June 23, 2026, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.05 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders, including our Sponsor, of Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per- share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•

If the Extension Amendment Proposal is not approved and if we do not consummate our initial business combination transaction by June 23, 2026, we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. In such event, the Founder Shares, which are owned by our Sponsor, would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because our holders of our Founder Shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete our initial business combination within the required period.

In addition, simultaneously with the closing of our IPO, we consummated the sale of 400,000 private placement units at a price of $10.00 per unit in a private placement to our Sponsor. Simultaneously with the closing of the over-allotment option on January 3, 2025, we consummated the private placement of an aggregate of 37,500 private placement units to the Sponsor and EBC at a price of $10.00 per unit. If we do not consummate our initial business combination by June 23, 2026, or such earlier date as determined by the board, in its sole discretion, if the Extension Amendment Proposal is approved by the requisite number of votes, then the proceeds from the sale of the private placement units will be part of the liquidating distribution to the Public Shareholders and the rights held by our Sponsor and its affiliate will be worthless.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.05 per Public Share and (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of May 1, 2026, and as adjusted to reflect the sale of our ordinary shares included in the units offered by May 1, 2026, and assuming no purchase of units in the Initial Public Offering, by:

•	each person known by us to be the beneficial owner of more than 5% of the ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

As of the record date, there were a total of 16,037,500 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Ordinary shares
Range Capital Acquisition Sponsor, LLC(2)	4,036,458	(3)	25.2%
Tim Rotolo(2)	4,036,458	(3)	25.2%
James Grigor(4)	25,000		*
Alexander Matina	25,000		*
John Lovett(4)	25,000		*
All executive officers and directors as a group (four individuals)	4,111,458		25.6%
D.E. Shaw & Co., L.P.(5)	870,000		5.4%
Ramya Rao(6)	832,291		5.2%
Polar Asset Management Partners Inc.(7)	925,000		5.8%
Barclays PLC(8)	1,327,291		8.3%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Range Capital Acquisition Corp., 44 Main Street, Cold Spring Harbor, NY 11724.
(2)

Range Capital Acquisition Sponsor, LLC is the record holder of the shares reported herein. Mr. Rotolo indirectly controls the management of the Sponsor, including the exercise of voting and investment discretion with respect to the ordinary shares held of record by the Sponsor. Mr. Rotolo disclaims any beneficial ownership of any shares held by the Sponsor except to the extent of his pecuniary interest therein.

(3)	Consists of 3,708,333 founder shares and 328,125 private shares..
(4)	Does not include certain shares indirectly owned by this individual as a result of his membership interest in the Sponsor.
(5)

Based on a Schedule 13G filed on January 24, 2025, by D. E. Shaw & Co., L.P., a limited partnership organized under the laws of the state of Delaware; D. E. Shaw & Co., L.L.C., a limited liability company organized under the laws of the state of Delaware; D. E. Shaw Valence Portfolios, L.L.C., a limited liability company organized under the laws of the state of Delaware; and David E. Shaw, a citizen of the United States of America. David E. Shaw does not own any shares directly. By virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C., and by virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C., David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 870,000 ordinary shares of the Company, therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. David E. Shaw disclaims beneficial ownership of such 870,000 shares. The business address for each reporting person is: Two Manhattan West 375 Ninth Avenue, 52nd Floor, New York, NY 10001.
(6)	Based on a Schedule 13G filed on February 14, 2025, by Ramya Rao, a citizen of the United Kingdom. Ramya Rao’s address is 1 Churchill Place, London – E14 5HP.
(7)

Based on a Schedule 13G filed on February 14, 2025, by Polar Asset Management Partners Inc. The reporting person is an investment fund manager, portfolio manager, exempt market dealer and commodity trading manager registered with the Ontario Securities Commission. The address of the principal business office of the reporting person is 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6.

(8)	Based on a Schedule 13G/A filed on March 21, 2025, by Barclays PLC. The address of the principal business office of the reporting person is 1 Churchill Place, London - E14 5HP.

Our initial shareholders have agreed (A) to vote any shares owned by them in favor of any proposed business combination, (B) not to redeem any founder shares or private shares in connection with a shareholder vote to approve a proposed initial business combination and (C) to waive liquidation rights with respect to their founder shares and private shares.

Our Sponsor and its controlling individuals and our executive officers are deemed to be our “promoters” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 44 Main Street, Cold Spring Harbor, New York 11724, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Amendment is implemented, we anticipate that we will hold another Extraordinary General Meeting before the Amended Date to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate a business combination within the required timeframe, the Company’s next annual general meeting will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Amended Date or such earlier date as determined by the board, in its sole discretion, the Company will dissolve and liquidate and there will be no annual meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Sodali & Co.

333 Ludlow Street

5th Floor, South Tower Samford,

CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Range Capital Acquisition Corp., 44 Main Street, Cold Spring Harbor, New York 11724.

If you are a shareholder of the Company and would like to request documents, please do so by June 11, 2026 (five business days prior to the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT TO

THE

AMENDED AND RESTATED MEMORANDUM

AND ARTICLES OF ASSOCIATION

OF

RANGE CAPITAL ACQUISITION CORP.

RESOLVED, as a special resolution, that:

a) the first sentence of Article 187 (a) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 187 (a):

“either (i) the Company does not consummate a Business Combination within 24 months after the date of the closing of the IPO, or such earlier time as the Board of Directors may approve, or such later time as the Shareholders may approve in accordance with these Articles or:”

b) the first sentence of Article 187 (b) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 187 (a):

“any amendment to these Articles is made (i) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with an initial Business Combination or the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 24 months after the date of the closing of the IPO, or:”

A-1

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

RANGE CAPITAL ACQUISITION CORP.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: **https://www.cstproxy.com/rangecapspac/2026**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this X

	FOR	AGAINST	ABSTAIN
Proposal 1 — The Charter Amendment To amend Range Capital Acquisition Corp.'s amended and restated certificate of incorporation (the "charter") to extend the date by which Range Capital Acquisition Corp. to consummate a business combination (the "Extension") from June 23, 2026 (the "Termination Date") to December 23, 2026, or such earlier date as may be determined by the board of directors (the "Board") of the Company (such later date, the "Extended Date").	☐	☐	☐
Proposal 2 — Adjournment of the Meeting To direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the foregoing proposal.	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________**2026.**

206104 Range Capital Proxy Card – Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026 Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail RANGE CAPITAL ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on JUNE 17, 2026. www. INTERNET cstproxyvote. – com your Use the proxy Internet card available to vote your when proxy. you Have access your the above shares. website. Follow the prompts to vote If Vote you at plan the to Meeting attend the – virtual online extraordinary 12 digit control general number meeting, to vote electronically you will need at your the extraordinary extraordinary general meeting, meeting. To attend the general visit: https:// www.cstproxy.com/rangecapspac/2026 MAIL and return – Mark, it in sign the postage-paid and date your envelope proxy card provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. your votes like this X Proposal 1 — The Charter Amendment FOR AGAINST ABSTAIN To amended amend and Range restated Capital certificate Acquisition of incorporation Corp.’s Corp. (the “charter”) to consummate to extend a business the date combination by which (the Range “Extension”) Capital Acquisition from June date 23, 2026 as may (the be “Termination determined Date”) by the to board December of directors 23, 2026, (the “Board”) or such earlier of the Company (such later date, the “Extended Date”). Proposal 2 — Adjournment of the Meeting FOR AGAINST ABSTAIN meeting To direct the to chairman adjourn of the the extraordinary extraordinary general general meeting and vote to of a proxies later date if, based or dates, upon if necessary, the tabulated to permit vote at further the time solicitation of the extraordinary foregoing proposal. general meeting, there are not sufficient votes to approve the CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2026. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney .

206104 Range Capital Proxy Card - Back 2026 Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on June 18, 2026 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/rangecapspac/2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS RANGE CAPITAL ACQUISITION CORP. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 5, 2026, in connection with the Extraordinary General Meeting to be held on June 18, 2026 at 10:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, and hereby appoints Tim Rotolo and Andrew Kucharchuk, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of Range Capital Acquisition Corp. (the “Corporation,” or “Range I”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)